Long-Term Liabilities	12 Months Ended
Dec. 31, 2021
Borrowings [abstract]
Long-Term Liabilities

11.	LONG-TERM LIABILITIES

	December 31, 2021	December 31 2020

	$	$

Current portion of long-term liabilities

Accrued interest	305	3,056

Other liabilities	604	494

	909	3,550

Long-term liabilities

Credit facility (net of financing costs)	-	95,068

Limited Recourse Loan Facility	27,915	26,153

	27,915	121,221

	28,824	124,771
Credit Facility
During the year ended December 31, 2021, the Company drew $109,250 on its $205,000 senior credit facility, comprised of $71,013 from Ganfeng and $38,237 from BCP Innovation Pte Ltd. In December 2021, the Company fully repaid the outstanding balance of the credit facility and accumulated interest.
Limited Recourse Loan Facility
In October 2018, Ganfeng provided Lithium Americas with a $100,000 unsecured, limited recourse, subordinated loan facility (the “Limited Recourse Loan Facility”) bearing an interest rate of
6-month
LIBOR plus 5.5% (subject to an aggregate maximum interest rate of 10% per annum). The loan facility is repayable in an amount of 50% of Minera Exar’s Free Cash Flows (as defined in the credit facility agreement).

Repayment will start once the Company’s obligations to repay the $205,000 senior credit facility are met. As at December 31, 2021, the Company had drawn $20,000 on the $100,000 Limited Recourse Loan Facility to fund development expenditures on the Cauchari-Olaroz project and an additional $4,708 to fund the payment of interest under the $205,000 senior credit facility. Accrued interest under the facility, included in long-term liabilities, was $3,208 as at December 31, 2021.
The Limited Recourse Loan Facility includes operating and reporting covenants, which the Company was in compliance with as at December 31, 2021. The facility was repaid subsequent to year-end (Note 22).